SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 28, 2015, Walgreens Boots Alliance, Inc. (the “Company”) issued a press release announcing financial results for the quarter and fiscal year ended August 31, 2015. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated in this Item 2.02 by reference.

The information in this Item 2.02, including the exhibit attached hereto, and the information under Item 7.01 below, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 7.01.	Regulation FD Disclosure.

On October 28, 2015, the Company is conducting a conference call and webcast beginning at 8:30 a.m. Eastern time regarding its results for the quarter and fiscal year ended August 31, 2015 as well as the transaction described below and related matters.

Slides prepared for the purposes of the conference call are available on the Company’s investor relations website at http://investor.walgreensbootsalliance.com. A link to the conference call will be available on the Company’s investor relations website at: http://investor.walgreensbootsalliance.com.

Item 8.01.	Other Events.

On October 27, 2015, the Company and Rite Aid Corporation (“Rite Aid”) issued a joint press release announcing that they had entered into a definitive agreement, dated October 27, 2015, pursuant to which the Company will acquire Rite Aid. A copy of the joint press release is filed as Exhibit 99.2 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release of Walgreens Boots Alliance, Inc. dated October 28, 2015

99.2	Joint Press Release of Walgreens Boots Alliance, Inc. and Rite Aid Corporation dated October 27, 2015

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, risks related to the satisfaction of the conditions to closing the acquisition in the anticipated timeframe or at all, including risks related to the failure to obtain necessary regulatory and Rite Aid stockholder approvals and the possibility that the acquisition does not close, including in circumstances in which Rite Aid would be obligated to pay the Company a termination fee or other expenses and vice versa; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected synergies from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; risks associated with the financing of the transaction; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the Company’s common stock; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange or interest rates or credit ratings; changes in tax laws, regulations, rates and policies; competitive developments; and risks and uncertainties discussed in the reports that the Company and Rite Aid have filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company and Rite Aid expressly disclaim any current intention to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise. A further list and description of risks and uncertainties can be found in Rite Aid’s Annual Report on Form 10-K for the fiscal year ended February 28, 2015 and its reports on Form 10-Q and Form 8-K as well as in the Company’s most recent Form 10-K and its reports on Form 10-Q and Form 8-K. This report does not constitute an offer of any securities for sale.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: October 28, 2015	By:	/s/ Jan S. Reed

	Title:	Senior Vice President, General Counsel and Corporate Secretary